                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                  (Re: Acquisition of The Bank of Winter Park)

         Each of the undersigned officers and directors of HUNTINGTON BANCSHARES INCORPORATED (the "Corporation") hereby appoints RALPH K. FRASIER, ZUHEIR SOFIA, and GERALD R. WILLIAMS as his or her attorneys, and any of them, with power to act without the others, as his or her attorney, to sign, in his or her name and on his or her behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 550,000 authorized and unissued shares of the common stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the common stock of the Corporation generally), in connection with the proposed merger of The Bank of Winter Park into The Huntington National Bank, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as any of the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents as of the dates indicated next to their respective signatures below.

    /s/ Frank Wobst                             Chairman, Chief Executive Officer,       September 15, 1997
-------------------------------------------     and Director
Frank Wobst                                     (principal executive officer)

    /s/ Zuheir Sofia                            President, Chief Operating Officer,      September 15, 1997
-------------------------------------------     Treasurer, and Director
Zuheir Sofia

    /s/ Gerald R. Williams                      Executive Vice President and Chief       September 15, 1997
-------------------------------------------     Financial Officer
Gerald R. Williams                              (principal financial officer and
                                                 principal accounting officer)

    /s/ Don Conrad                              Director                                 September 15, 1997
-------------------------------------------
Don Conrad

    /s/ Don M. Casto III                        Director                                 September 15, 1997
-------------------------------------------
Don M. Casto III



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
  /S/ Patricia T. Hayot
-------------------------------------------
Patricia T. Hayot                              Director            September 15, 1997

   /s/ Wm. J. Lhota                            Director            September 15, 1997
-------------------------------------------
Wm. J. Lhota


  /s/ Robert H. Schottenstein                  Director            September 15, 1997
-------------------------------------------
Robert H. Schottenstein

  /s/ George A. Skestos                        Director            September 15, 1997
-------------------------------------------
George A. Skestos

  /s/ Lewis R. Smoot, Sr.                      Director            September 15, 1997
-------------------------------------------
Lewis R. Smoot, Sr.


 /s/ Timothy P. Smucker                        Director            September 15, 1997
-------------------------------------------
Timothy P. Smucker

 /s/ William J. Williams                       Director            September 15, 1997
-------------------------------------------
William J. Williams